MAIDEN HOLDINGS

2011 FBR Fall Investor Conference

November 29, 2011

MAIDEN HOLDINGS, LTD.

Forward Looking Statements

This presentation contains "forward-looking statements" which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that many cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

Maiden Strategic Differentiation

- Unique $1 billion + premium non-catastrophe focused specialty reinsurer
  - Focus on delivering stable, predictable returns
  - Less vulnerable to market cycle volatility than traditional reinsurers
  - Modeled 1:250 catastrophic exposure limited to < annual net income; currently less than half of expected annual earnings
- Disciplined long-term relationship oriented market specialist
  - Over 25 year history supporting regional and specialty insurers
  - Average client relationship tenure = 6.2 years
  - Maintained profitable underwriting results since formation
- Specialized, highly efficient, scalable operating platform
  - Bermuda based Maiden Holdings and Maiden Insurance formed in 2007
  - US based GMAC RE infrastructure and underwriting portfolio acquired in late 2008
  - GMAC IIS international business development platform acquired in late 2010

Net Premiums Written



$s in millions
CAGR 42.6%**
$ 247.4
$ 727.4
$ 1,030.4
$ 1,227.8
$ 1,315.1
2007*
2008
2009
2010
Q3-2011

** Seven months from inception to 12/31/2007*

*** CAGR based on annualized full year revenue for 2007 & 2011*

MAIDEN HOLDINGS, LTD.

Unique Business Model

- Dedicated to predictable and stable operating performance
  - Focus on traditional, lower volatility lines of business
  - Target non-catastrophe client needs
- Targeted customer focus
  - Long-term relationships with targeted regional and specialty P&C insurers
  - Strategic multi-year quota share relationships with specialty insurer AmTrust and personal lines underwriter ACAC, which provides substantial earnings stability
  - Provide customized reinsurance products and ancillary services
  - Unique collateral trust provides exceptional security
- Efficient highly specialized operating platform
  - Emphasis on significant relationships with clients
  - Q3 2011 YTD general and administrative expense ratio of 3.3% excluding non-recurring items
  - Lower volatility risk profile allows for more efficient capital utilization

Book Value per Share Growth Driven by Solid Returns



8.2%
11.6%
11.2%
10.2%
9.2%
$ 9.02
$ 8.70
$ 9.62
$ 10.40
$ 10.63
2007
2008
2009
2010
Q3-2011
Book value per share
Annualized Operating ROE*

YTD 2011 Net Premiums Written by Segment



Total NPW = $1,315.1m
Diversified Reinsurance 46%
AmTrust 39%
ACAC 15%

(*)Please see the non-GAAP reconciliation table at the end of this presentation for additional important information. Q3-2011 Operating ROE is YTD

Achievable Operating Targets

Targeted Operating Metrics

- Medium-term ROE ≥ 15%
- Combined ratio ≤ 96%
  - G&A expense ratio < 4%
- NPW CAGR of 10%+
- Core regional insurer client retention rate of ≥ 85%
- Modeled exposure to a one-in-250 cat event < annual net income

Focus on Enhancing ROE

- Strengthening underwriting returns
  - Continued underwriting discipline and catastrophe exposure management
  - One point lower on the combined ratio improves operating ROE by 1.5 percentage points
- Recovery of investment yields
  - Near-term interest rate environment dampening returns
  - Maintain conservative risk profile of investment portfolio
- Eventual refinancing of 14% junior subordinated debt associated with 2009 Trust Preferred Offering

2011 Operating Highlights

- Q3-2011 annualized operating return on equity[1] of 11.1% compared to 9.6% in 3Q10
- YTD 2011 annualized operating return on equity[1] of 9.2% compared to 10.3% in the first nine months of 2010
- No adverse impact from 3Q11 catastrophes
- Net premiums written of $1,315.1 million for first nine months of 2011, an increase of 46.5% compared to $897.8 million in the same period of 2010
- YTD combined ratio of 98.0% compared to 96.8% in the first nine months of 2010
- YTD net investment income was $57.7 million, an increase of 7.0% versus the comparative period in 2010
- First nine months 2011 net operating earnings[1] of $52.4 million, or $0.72 per diluted share compared to $55.4 million or $0.78 per diluted share in the same period of 2010
- Year-to-date 2011 results were impacted by $35.4 million or $0.49 per share in non-recurring charges related to June 2011 public debt offering and $9.5 million or $0.13 per share impact from second quarter U.S. thunderstorm and tornado loss activity
- Decrease of $940,000 in interest expense during 3Q11 following repurchase of $107.5 million of trust preferred securities following June 2011 Senior Debt issuance

(1) Please see the non-GAAP reconciliation table at the end of this presentation for additional important information.

Summary Balance Sheet

	2007	2008	2009	2010	Q3 2011
			($ in millions)		
Invested Assets					
Investments	$ 490.4	$ 1,125.2	$ 1,667.2	$ 1,880.3	$ 1,900.1
Cash & Cash Equivalents	35.7	541.2	252.3	185.9	243.1
Loan to Related Party	113.5	168.0	168.0	168.0	168.0
Total Invested Assets	639.6	1,834.4	2,087.5	2,234.2	2,311.2
Net Reinsurance Receivable	28.0	71.9	211.3	226.3	372.5
Deferred Acquisition Costs	44.2	104.5	173.0	203.6	248.1
Other Assets	3.8	117.8	164.3	318.5	324.3
Total Assets	**$ 715.6**	**$ 2,128.6**	**$ 2,636.1**	**$ 2,982.6**	**$ 3,256.1**
Loss and LAE Reserve	$ 38.5	$ 897.7	$ 1,002.7	$ 1,226.8	$ 1,325.8
Unearned Premiums	137.2	444.5	583.5	657.6	845.4
Senior Notes	-	-	-	-	107.5
Trust Preferred Securities	-	-	215.1	215.2	126.3
Other Liabilities	2.6	276.6	158.3	132.5	83.5
Total Liabilities	**178.3**	**1,618.8**	**1,959.6**	**2,232.1**	**2,488.5**
Equity	**537.3**	**509.8**	**676.5**	**750.5**	**767.6**
Total Liabilities & Equity	**$ 715.6**	**$ 2,128.6**	**$ 2,636.1**	**$ 2,982.6**	**$ 3,256.1**
Book Value per Basic Share	**$ 9.02**	**$ 8.70**	**$ 9.62**	**$ 10.40**	**$ 10.63**

Income Statement Highlights

	2007	2008	2009 ($ in millions)	2010	Q3 2011 YTD
Net Premium Written	$ 247.4	$ 727.4	$ 1,030.4	$ 1,227.8	$ 1,315.1
Net Earned Premium	110.2	420.1	919.9	1,169.8	1,134.6
Net Investment Income	15.2	37.2	63.0	71.7	57.7
Trust Preferred Interest Expense	-	-	34.4	36.5	26.6
Net Income*	$ 22.1	$ 18.8	$ 61.1	$ 69.9	$ 11.0
Operating Earnings **	$ 21.9	$ 60.6	$ 66.2	$ 72.7	$ 52.4
Operating EPS **	$ 0.43	$ 1.02	$ 0.95	$ 1.02	$ 0.72
Operating ROE **	8.2%	11.6%	11.2%	10.2%	9.2%
Loss Ratio* **	59.0%	62.8%	66.2%	64.6%	65.1%
Expense Ratio* **	34.9%	32.0%	29.7%	32.3%	32.9%
Combined Ratio* **	93.9%	94.8%	95.9%	96.9%	98.0%

** 2011 includes $35.4 million in charges related to Senior Note Offering which consist of $20.3 million of accelerated amortization of discount on junior subordinated debt and $15.1 million charge related to repurchase of junior subordinated debt*

*** Operating ROE is annualized. Please see the non-GAAP reconciliation table at the end of this presentation for additional important information.*

**** 2011 Includes $9.5 million or 0.8% in loss ratio and combined ratio impact from U.S thunderstorm and tornado activity in 2Q11.*

Maiden Maintains A Conservative Investment Portfolio

- Continued emphasis on investing in GSE and high-grade corporate debt; new money yield on fixed maturities in 2011 to date is 4.26%; overall YTD portfolio yield (including cash equivalents) is 3.29%
- September 30, 2011 average fixed maturity duration of 2.78 years compared to 3.8 years as of December 31, 2010
- Profitable growth & positive cash flow has expanded invested assets that will enhance earnings

Investments Composition[1]



Other
1%
Municipal
6%
U.S. Treasury
2%
U.S. Agency
55%
Corporate
36%

Total: $1.9bn

Strong Credit Quality of Investments[1]



Below
Investment
Grade
1%
BBB
13%
U.S. Agency
55%
A
17%
AA
7%
AAA
5%
U.S. Treasury
2%

Total: $1.9bn

(1) As of 9/30/2011

MAIDEN HOLDINGS, LTD.

Well-positioned Specialty Reinsurer

Competitive phase of reinsurance cycle continues, however, reinsurance demand will likely grow in our regional and specialty company target market

Maiden Differentiation

- Competitive advantages position Maiden well despite market uncertainty
  - Customer-centric differentiated model
  - Strong client longevity tied to value added relationships
  - Multi-year strategic quota-share relationships enhance revenue/profit stability
  - Low G&A expense levels
  - Maiden Collateral Trust
  - Disciplined approach to underwriting and pricing
- Revenue/profit prospects are favorable across all business segments
  - ACAC and International revenue in 2011 will reflect a full year's writings
  - Positioning activity to provide capital solutions to European regional insurers
  - Maiden Re US experienced strong 01/01 renewal season/continued strong deal flow
  - Addition of AmTrust European Hospital Liability quota share provides further profitable diversification
  - Growth in investable assets should ultimately drive increased earnings
  - Debt refinancing improves return profile

Appendix

Non-GAAP Financial Measures

- In presenting the Company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP").
- *Operating Earnings and Operating Earnings per Share:* In addition to presenting net income determined in accordance with GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable, realized investment gains or losses, foreign exchange gain or loss, the amortization of intangible assets and non-cash deferred tax expenses. We also exclude certain non-recurring expenditures that are material to understanding our results of operations. For 2011 and 2010, we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. In 2011, as a result of the Senior Notes Offering, we exclude the junior subordinated debt repurchase expense and the accelerated amortization of junior subordinated debt discount and issuance costs, as both are non-recurring. We exclude net realized investment gains or losses and foreign exchange gain or loss as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations.
- *Operating Return on Equity ("Operating ROE"):* Management uses operating return on average shareholders' equity as a measure of profitability that focuses on the return to common shareholders. It is calculated using operating earnings available to common shareholders (realized gains or losses on investments, foreign exchange gains and losses, and amortization of intangible assets) divided by average common shareholders' equity. In calculating and presenting Operating ROE, amounts for 2011 are annualized as follows: the operating earnings for the period as defined above is multiplied by the number of such periods in a calendar year in order to arrive at annualized operating earnings. Management has set as a target a long-term average of 15% Operating ROE, which management believes provides an attractive return to shareholders for the risk assumed.
- See slide 13 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

Non-GAAP Financial Measures - Reconciliation

	2007	2008	2009	2010	YTD Q3 2011
			($ in millions)		
Net income	$ 22.1	$ 18.8	$ 61.1	$ 69.9	$ 11.0
Add (subtract):					
Net realized investment losses (gains)	(0.2)	37.5	(0.3)	(6.6)	2.3
Foreign exchange and other losses (gains)	-	1.4	(2.5)	0.6	(0.9)
Amortization of intangible assets	-	1.3	6.6	5.8	3.7
Junior subordinated debt repurchase expense	-	-	-	-	15.1
Accelerated amortization of junior subordinated debt discount and issuance cost	-	-	-	-	20.3
Non-recurring general and administrative expenses relating to					
IIS Acquisition (2010) and GMAC Acquisition (2008)	-	1.6	-	1.8	0.2
Non-cash deferred tax expense	-	-	1.3	1.2	0.7
Operating earnings	$ 21.9	$ 60.6	$ 66.2	$ 72.7	$ 52.4
Operating earnings per common share:					
Basic operating earnings per share	$ 0.43	$ 1.02	$ 0.95	$ 1.03	$ 0.73
Diluted operating earnings per share	$ 0.43	$ 1.02	$ 0.95	$ 1.02	$ 0.72

NOTE - Please see the definition of non-GAAP financial measures on slide 12 for additional important information.

Partial Debt Refinancing Lowers Cost of Capital

- Maiden NA completed a $107.5 million offering of 8.25% Senior Notes due June 15, 2041 with an optional call feature at par available after June 15, 2016
  - The Senior Notes trade on the New York Stock Exchange under the symbol "MHNA"
- Maiden used the proceeds to repurchase a like amount of 14% junior subordinated debt associated with 2009 Trust Preferred Offering
  - Q2 results reflect $35.4 million in charges associated with the repurchase
- Transaction terms reflect a balance of size against the need to maintain a lower coupon
  - Represents Maiden's first public debt transaction and positions the company for enhanced future access to debt markets
  - Transaction will increase earnings by $.08 per share on an annualized basis and will have a long term favorable impact on ROE and capital growth as well, despite Q2 book value and net income impact
- Maiden will continue to explore additional refinancing options for the remaining $152.5 million balance of the higher coupon TRUPs

Growing Capital to Support the Business

- Focus of business on less capital intensive lines
  - "Not all premium is created equal"
  - Lower capital charges for pro-rata business (85% of NPW) and lower layer working excess lines
  - Loss limiting features enhance stability
  - Capital intensive high excess liability and catastrophe NOT the focus
- Conservative Investment Portfolio
  - Highly rated fixed income portfolio
  - Investable assets growing as premium earns
  - No "alternative investments"
- Efficient Capital Utilization
  - Capital requirements more similar to Insurers than "typical" Bermuda Reinsurers
  - Increased diversification of business
- Significant capital position and strong operating cash flow from business



(In $ millions)
Growing Equity[1] & Statutory Capital[2]
"Capital adequacy redundant at the 'AA' level"[3]
$ 677
$ 855
$ 750
$ 961
$ 768
$ 975
2009
2010
Q3-2011
Total Equity
Statutory Capital



Stable Underwriting Results Support Capital Efficiency
(In $ millions)
$ 1,030.4
$ 1,227.8
$ 1,315.1
95.9%
96.9%
98.0%
2009
2010
YTD Q3-2011
NPW
Combined Ratio

[1] Total Equity includes non-controlling interest in subsidiaries
[2] Includes statutory capital of Maiden Insurance Company Ltd. as defined by Bermuda Monetary Authority and of Maiden Reinsurance Company and Maiden Specialty Insurance Company in accordance with U.S. statutory accounting practices ("SAP").
[3] Source: Standard & Poor's Press Release dated 2/9/2011.

Strong Revenue Growth

Enhanced Diversification in Less Capital Intensive Lines

3Q YTD 2011 NPW $1,315.1 Million



A&H*
3%
Commercial Multi-Peril
4%
Other Liability
12%
Commercial Auto
9%
Personal Auto
28%
Warranty
7%
European Hospital Liability
7%
Workers Comp
19%
Homeowners
3%
Fire, Allied Lines & Inland Marine
5%
Other Lines
3%

(*) A&H = Accident and Health

European Hospital Liability incepted 2Q11. YTD NPW $85.6 million for YTD 2011 versus zero YTD 2010.

(1) Increase in "Other Lines" primarily from Credit Life (IIS acquisition in 4Q10)

3Q YTD 2010 vs. 3Q YTD 2011 NPW Growth



(In $ millions)
Commercial Auto
Personal Auto
$167.4
Auto
$18.4
$149.0
European Hospital Liability
$85.6
Other Liability
$63.3
Workers Comp
$32.9
Fire, Allied Lines and Inland Marine
$25.5
Other Lines1
$25.3
Warranty
$22.8
Homeowners
$6.1
Commercial Multi-Peril
$(2.6)
Accident & Health
$(9.1)

MAIDEN HOLDINGS, LTD.